UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        January 8, 2015 (January 5, 2015)
                Date of Report (Date of earliest event reported)


                                  AMINCOR, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                     000-49669                  30-0658859
(State or other jurisdiction         (Commission               I.R.S. Employer
      of incorporation)              File Number)            Identification No.)

810 Seventh Avenue, 27th FL, New York, NY                          10019
Address of principal executive offices)                         (Zip Code)

                                 (347) 821-3452
              (Registrant's telephone number, including area code)

             1350 Avenue of the Americas, 24th FL, New York NY 10019 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13a-4(c))
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ITEM 8.01 OTHER EVENTS

In consideration of loans to the Registrant in the amount of $58,000 by each of John R. Rice III its President and Joseph F. Ingrassia its Vice-President and Interim Chief Financial Officer, the Board of Directors of the Registrant approved the issuance of a one year convertible promissory note convertible into restricted shares of the Registrant's Class A Common stock, par value .001 at a conversion price of $.0225 per share to each of John R. Rice III and Joseph F. Ingrassia. Any Shares issuable upon conversion will not be registered under the Securities Act of 1933, as amended and will be restricted accordingly.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

    Exhibit No.
    -----------
        99        Form of Convertible Promissory Note

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMINCOR, INC.

Date: January 8, 2015

                                        By: /s/ John R. Rice, III
                                           -------------------------------------
                                           John R. Rice, III
                                           President

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